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                                                                   EXHIBIT 10.10

                        ESCALADE SUBORDINATION AGREEMENT

                  This Escalade Subordination Agreement (the "Agreement") is made and entered into as of May 15, 2000, by and between ESCALADE, INCORPORATED, an Indiana corporation ("Escalade") and BANK ONE, INDIANA, NATIONAL ASSOCIATION, a national banking association with its principal office in Indianapolis, Indiana, United States of America ("Bank").

                                    Recitals

                  A. Escalade is the sole shareholder of Martin Yale Industries, Inc., an Indiana corporation ("Martin Yale"), Indian Industries, Inc., an Indiana corporation ("Indian Industries"), and the owner of 99% of the outstanding shares of Indian-Martin AG, a corporation organized and existing under the laws of Switzerland ("Indian-Martin"). Martin Yale is the sole shareholder of Master Products Manufacturing Company, Inc., a California corporation ("Master Products"), and Indian Industries is the sole shareholder of Harvard Sports, Inc., a Delaware corporation ("Harvard Sports"). (Hereinafter, Martin Yale, Indian Industries, Master Products, and Harvard Sports shall be referred to herein collectively as the "Domestic Subsidiaries," and individually as a "Domestic Subsidiary.")

                  B. Indian-Martin and Bank have entered into a Credit Agreement as of even date (the "Credit Agreement"), that, among other things, establishes a credit facility for Indian-Martin with the Bank authorizing a loan to Indian-Martin from the Bank of up to the aggregate principal sum of $30,000,000 (the "Loan"). The Loan is secured by the grant of a security interest and assignment to Bank of all of Indian-Martin's rights, title and interests, now owned or hereafter acquired by Indian-Martin, in and to that Collateral defined and described in the Credit Agreement. (Hereinafter, all indebtedness, Obligations and liabilities and any renewals or extensions thereof owed by Indian-Martin to Bank under the Credit Agreement and Loan Documents shall be referred to collectively as the "Indian-Martin/Bank One Obligations.") All capitalized terms used, but not otherwise defined, herein shall have the respective meanings ascribed to them in the Credit Agreement.

                  C. In accordance with those four (4) certain Receivables Purchase Agreements executed by Indian-Martin and each of the Domestic Subsidiaries, respectively, before or concurrent with execution of the Credit Agreement, other Loan Documents and this Agreement, Indian-Martin shall purchase certain accounts receivable from each of the Domestic Subsidiaries. Payment by Indian-Martin for the purchase of such receivables shall be made pursuant to an unsecured demand note issued by Indian-Martin payable to each of the Domestic Subsidiaries in the amounts, respectively, of ninety-five percent (95%) of the face value of the accounts receivables sold by each such Domestic Subsidiary to Indian-Martin (collectively, the "Indian-Martin Receivables Notes", and individually, an "Indian-Martin Receivables Note"). (Hereinafter, all indebtedness, obligations and liabilities, and any renewals or extensions thereof, owed by Indian-Martin to the Domestic Subsidiaries, respectively, arising out of the Indian-

Martin Receivables Notes shall be referred to collectively as the "Indian-Martin/Domestic Subsidiaries Obligations".) Upon Indian-Martin's delivery of the Indian-Martin Receivables Notes to each of the Domestic Subsidiaries, respectively, the Bank understands that each Domestic Subsidiary may distribute its Indian-Martin Receivables Note to Escalade as a dividend, each of which Indian-Martin Receivables Notes upon issuance shall have been made junior and subordinate to payment of the Indian-Martin/Bank One Obligations, pursuant to the terms and provisions of those four (4) Standby and Subordination Agreements, dated as of even date, executed by and between Indian-Martin and each of the Domestic Subsidiaries.

                  D. Pursuant to the Receivables Purchase Agreements, among other things, Indian-Martin shall have and be granted certain indemnities and rights of limited recourse owing to it from Domestic Subsidiaries, respectively, all of which indemnities and rights are required to and shall be assigned by Indian-Martin to Bank, and Bank shall be granted a security interest therein, under the Company Security Agreement (hereinafter, collectively the "Domestic Subsidiaries/Indian-Martin/Bank One Obligations").

                  E. The permitted use of the proceeds of the Loan under the Credit Agreement requires Indian-Martin, on a one time basis, to loan to Escalade the proceeds of the Loan's initial funding in an amount not less than the greater of the initial Advance (which amount shall be equal to the total principal sum of the Indian-Martin Receivables Notes) or $7,500,000.00, for which Escalade shall issue the Escalade Note payable to Indian-Martin evidencing such loan (the "Escalade/Indian-Martin Loan"). (Hereinafter, all indebtedness, obligations and liabilities, and all renewals and extensions thereof, owed by Escalade to Indian-Martin arising out of the Escalade/Indian-Martin Loan shall be referred to collectively as the "Escalade/Indian-Martin Obligations.")

                  F. Escalade intends to use the proceeds of the Escalade/Indian-Martin Loan to repay existing indebtedness to Bank and/or fund unsecured loans from Escalade to each of the Domestic Subsidiaries, respectively, to finance their current ongoing operations (the "Domestic Subsidiaries/Escalade Loans"). (Hereinafter, all indebtedness, obligations and liabilities, and all renewals and extensions thereof, owed by the Domestic Subsidiaries, individually and collectively, to Escalade arising out of the Domestic Subsidiaries/Escalade Loans shall be referred to collectively as the "Domestic Subsidiaries/Escalade Obligations".)

                  G. As a condition precedent to execution and delivery of the Credit Agreement, Bank requires the execution and delivery of this Agreement whereby Escalade will subordinate all payment by the Domestic Subsidiaries in full or in part of the Domestic Subsidiaries/Escalade Obligations to payment in full by the Domestic Subsidiaries of the Domestic Subsidiaries/Indian-Martin/Bank One Obligations.

                  NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING, AND FOR GOOD AND VALUABLE CONSIDERATIONS, THE RECEIPT, SUFFICIENCY AND MUTUALITY OF WHICH ARE HEREBY ACKNOWLEDGED, AND IN ORDER TO SATISFY THE CONDITIONS PRECEDENT OF THE CREDIT AGREEMENT, ESCALADE AGREES WITH BANK AS FOLLOWS:

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                  1. Escalade hereby agrees to subordinate and does hereby
subordinate, (a) payment by the Domestic Subsidiaries of all or any part of the Domestic Subsidiaries/Escalade Obligations (all of the obligations, liabilities and indebtedness described or to which reference is made in this clause (a) being hereinafter called the "Subordinated Debt") to the payment in full by the Domestic Subsidiaries of the Domestic Subsidiaries/Indian-Martin/Bank One Obligations (all of the obligations, liabilities and indebtedness described or included within the Domestic Subsidiaries/Indian-Martin/Bank One Obligations being hereinafter called the "Senior Debt"); and (b) all security interests, mortgages, liens, claims or rights now or hereafter securing the Subordinated Debt to all security interests, mortgages, liens, claims or rights now or hereafter securing the Senior Debt.

                  2. Upon maturity of the Senior Debt, or any portion thereof, by lapse of time, acceleration or otherwise, all amounts due or to become due in connection therewith shall first be paid in full in cash before any payment is made by any of the Domestic Subsidiaries or any Person acting on behalf of the Domestic Subsidiaries on account of any Subordinated Debt. Upon a distribution of the assets or readjustment of the indebtedness of any of the Domestic Subsidiaries by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustments of all or any of the debts of the Domestic Subsidiaries, or the application of the assets of the Domestic Subsidiaries to the payment or liquidation thereof, Escalade acknowledges that the payment and satisfaction of the Senior Debt shall have priority over the payment and satisfaction of the Subordinated Debt. Bank is irrevocably authorized and empowered to receive and collect any and all dividends, payments and distributions made on account of any proof of claim relating to the Subordinated Debt in whatever form the same may be paid or issued until the Senior Debt is finally paid and satisfied in full. Escalade agrees to file a proof of claim in respect of the Subordinated Debt and to execute and deliver to Bank such assignments or other instruments as the Bank may require to enable the Bank to collect all dividends, payments and distributions which may be made at any time on account of the Subordinated Debt until the Senior Debt is finally paid and satisfied in full.

                  3. Escalade shall not, without Bank's prior written consent,
(i) take any action to foreclose or otherwise enforce its Liens, if any, on any of the Domestic Subsidiaries' assets, respectively, (ii) commence or join with any other creditor or creditors of any of the Domestic Subsidiaries in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against any of the Domestic Subsidiaries, (iii) exercise any other rights or remedies it may have pursuant to the Domestic Subsidiaries/Escalade Obligations, the Uniform Commercial Code or any other applicable law with respect to the Domestic Subsidiaries' assets, respectively, or (iv) take or permit any action prejudicial to, or inconsistent with, Bank's priority position over Escalade that is created by this Agreement.

                  4. In the event that Indian-Martin defaults on the Senior Debt, and as a result, Bank undertakes to enforce its security interests and Liens with respect to any of the Domestic Subsidiaries' assets, respectively, Escalade agrees that Escalade will not hinder, delay, or otherwise prevent Bank from taking any and all action which the Bank deems necessary or

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advisable to enforce its security interests and Liens in the Domestic
Subsidiaries' assets, respectively, and to realize thereon.

                  5. If any unauthorized payment on account of, or any collateral for any part of, the Subordinated Debt is received by Escalade, such payment or collateral shall be delivered forthwith by Escalade to the Bank for application to the Senior Debt, in the form received except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to the Bank. Bank is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered any such unauthorized payment or collateral required to be delivered by Escalade to Bank under this paragraph 5 shall be held by Escalade in trust for Bank and shall not be commingled with other funds or property of Escalade.

                  6. Escalade represents, warrants and covenants to Bank that:
(a) it has not relied and will not rely on any representations or information of any nature made by or received from Bank relating to the Domestic Subsidiaries in deciding to execute this Agreement; (b) Escalade is the lawful owner of the Subordinated Debt free and clear of all liens and encumbrances, and it has not subordinated, encumbered, assigned or transferred, and agrees that it will not subordinate, encumber, assign or transfer at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to the Subordinated Debt, and any subordination, assignment or transfer in violation of this sub-paragraph shall be null and void; and (c) Escalade has received all consents and approvals required in order for it to execute and deliver this Agreement.

                  7. Escalade hereby waives any rights it has or may have in the future to require Bank to marshal its Collateral, and agrees that Bank may, in addition to its other rights hereunder, proceed against its Collateral in any order that Bank deems appropriate in the exercise of its absolute discretion. Escalade also waives any right to be subrogated to the Senior Debt unless and until the Senior Debt is indefeasibly paid and satisfied in full.

                  8. Escalade agrees that it will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent set forth herein. To that end, Escalade hereby agrees (and is hereby so authorized by Domestic Subsidiaries) to endorse upon each instrument and document evidencing all or any part of the Subordinated Debt the following legend:

                  The payment of the indebtedness evidenced by this instrument is subordinated to the payment of the "Senior Debt" defined and described in the Escalade Subordination Agreement dated May 15, 2000, between Escalade, Incorporated and Bank One, Indiana, National Association, and reference is made to such Agreement for a full statement of the terms and conditions of such subordination. Such indebtedness is also subject to that certain Offset Waiver Agreement, dated May 15, 2000, wherein offset and certain related rights are waived.

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                  9. Escalade further agrees to indemnify Bank against any
losses, damages, costs and expenses incurred or suffered by Bank by reason of Escalade's failure to so notify any future holder of the Subordinated Debt, or any part thereof. Escalade hereby authorizes Bank to file such notices of record as Bank may from time to time deem appropriate to evidence or give notice of this Agreement.

                  10. Escalade agrees that it will not at any time directly or indirectly contest the validity, perfection, priority or enforceability of any Lien, security interest, encumbrance or claim granted to Bank in or on the assets of the Domestic Subsidiaries, and hereby agrees not to hinder the Bank or take a position adverse to Bank in the defense of any action contesting the validity, perfection, priority or enforceability of any such Liens, security interests, encumbrances or claims. Escalade further agrees that the provisions of this Agreement shall remain in full force and effect notwithstanding a successful challenge to the validity, perfection, priority or enforceability of all or any of the Senior Debt or the Liens and security interests securing the Senior Debt.

                  11. The occurrence of any of the following events shall constitute an Event of Default by Escalade under this Agreement (referred to herein as an "Event of Default"):

                  (a) Escalade admitting in writing its inability to pay its debts as they mature or an administrative or judicial order of dissolution or determination of insolvency being entered against Escalade; or Escalade applying for, consenting to, or acquiescing in the appointment of a trustee or receiver for Escalade or any property thereof, or Escalade making a general assignment for the benefit of creditors, or, in the absence of such application, consent or acquiescence, a trustee or receiver being appointed for Escalade or for a substantial part of the property of Escalade and not being discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding being instituted by or against Escalade, and, if involuntary, being consented to or acquiesced in by Escalade, as applicable, or remaining for sixty (60) days undismissed.

                  (b) Any breach by Escalade of any term, covenant or provision of this Agreement.

                  12. This Agreement shall be governed by the substantive laws of the State of Indiana without reference to the choice or conflicts of laws rules or principles of any foreign or domestic jurisdiction. This Agreement contains the entire agreement between Escalade and Bank with respect to this subject, and may only be modified by a writing signed by both Escalade and Bank.

                  (a) Bank's failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be cumulative and not exclusive.

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                  (b) The knowledge by Bank of any breach or other
         non-observance by Escalade of the terms of this Agreement shall not constitute a waiver thereof or of any obligations to be performed by Escalade.

                  (c) Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (d) This Agreement shall continue in full force and effect until final payment and satisfaction in full of the Senior Debt and shall be binding upon Escalade and its successors and permitted assigns, including, without limitation, any future holder of all or any part of the Subordinated Debt, and shall inure to the benefit of Bank and its successors and assigns, including, without limitation, any future holder of all or any part of the Senior Debt, it being expressly acknowledged that Bank's rights under this Agreement may be assigned by Bank in connection with any assignment or transfer of all or any portion of the Senior Debt and that each holder of any portion of the Senior Debt shall be equally and ratably entitled to the benefits of this Agreement. References herein to the Domestic Subsidiaries shall include any successor to, or assign of, the Domestic Subsidiaries, including without limitation any debtor-in-possession or trustee for the Domestic Subsidiaries in any proceeding under the United States Bankruptcy Code.

                  (e) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof and submissible in evidence and all of which together shall be deemed to be a single instrument.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                     ESCALADE, INCORPORATED, an Indiana
                                     corporation

                                     By: /s/ John R. Wilson
                                        -----------------------------------

                                         John R. Wilson, Secretary
                                     --------------------------------------
                                     (Printed Name and Title)

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                                     BANK ONE, INDIANA, NATIONAL
                                     ASSOCIATION, a national banking association

                                     By: /s/ Steven J. Krakoski
                                     --------------------------------------

                                         Steven J. Krakoski, Vice President
                                     --------------------------------------
                                     (Printed Name and Title)


                                     CONSENT

                  Each of the undersigned Domestic Subsidiaries, respectively, acknowledges receipt of a copy of the foregoing Subordination Agreement, consents to all of the terms and conditions thereof, and agrees that it will not pay any Subordinated Debt, except as provided therein. Each of the undersigned Domestic Subsidiaries, respectively, agrees to mark its records to reflect the subordination of the Subordinated Debt.

                                     MARTIN YALE INDUSTRIES, INC.,
                                     an Indiana corporation

                                     By: /s/ John R. Wilson
                                        -----------------------------------

                                         John R. Wilson, Secretary
                                     --------------------------------------
                                     (Printed Name and Title)


                                     INDIAN INDUSTRIES, INC.,
                                     an Indiana corporation

                                     By: /s/ John R. Wilson
                                        -----------------------------------
                                         John R. Wilson, Secretary
                                     --------------------------------------
                                     (Printed Name and Title)

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                                     MASTER PRODUCTS MANUFACTURING
                                     COMPANY, INC., a California corporation

                                     By: /s/ John R. Wilson
                                        -----------------------------------

                                         John R. Wilson, Secretary
                                     --------------------------------------
                                     (Printed Name and Title)


                                     HARVARD SPORTS, INC.,
                                     a Delaware corporation

                                     By: /s/ John R. Wilson
                                        -----------------------------------

                                         John R. Wilson, Secretary
                                     --------------------------------------
                                     (Printed Name and Title)

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